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                                                                  EXHIBIT 10.58

                                FIRST AMENDMENT
                              TO OPTION AGREEMENT

         This First Amendment to Option Agreement is hereby made to amend that certain Option Agreement entered into by and between D. Michael Talla, an individual, and TTO Partners, a California limited partnership, on the one hand (collectively, "Optionors"), and Sports Club, Inc. of California, a California corporation ("Optionee"), on the other, on October 20, 1994 ("Option Agreement") as follows:

1. Paragraph 3.1 is hereby amended by deleting the first line thereof and adding in its place and stead the following:

         "3.1.   The date, if any, upon which Optionors cease to control at a minimum 15% of the outstanding Common Stock of The Sports Club Company, Inc.;
or"

2. All other terms and conditions of the Option Agreement shall remain in full force and effect.


Dated as of May 27, 1997


OPTIONORS:                /s/ D. Michael Talla
                          --------------------------------------
                          D. Michael Talla, an individual



                          TTO Partners,
                          a California limited partnership

                          By:   Talla Development Company,
                                a California corporation, as
                                General Partner



                          By:  /s/ D. Michael Talla
                               ----------------------------------
                                D. Michael Talla, President




OPTIONEE;                 Sports, Club, Inc. of California,
                          a California corporation




                          By: /s/ John M. Gibbons
                              ----------------------------------
                              John M. Gibbons, President